Exhibit 10.1

Docusign Envelope ID: 7ECA7F1A - F5CB - 4A93 - 9A54 - 7BF66FB8A0EE THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

Docusign Envelope ID: 7ECA7F1A - F5CB - 4A93 - 9A54 - 7BF66FB8A0EE THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

Docusign Envelope ID: 7ECA7F1A - F5CB - 4A93 - 9A54 - 7BF66FB8A0EE THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

Docusign Envelope ID: 7ECA7F1A - F5CB - 4A93 - 9A54 - 7BF66FB8A0EE THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

Docusign Envelope ID: 7ECA7F1A - F5CB - 4A93 - 9A54 - 7BF66FB8A0EE THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

Docusign Envelope ID: 7ECA7F1A - F5CB - 4A93 - 9A54 - 7BF66FB8A0EE THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian